VK-SLO-PRO SUP-1

Prospectus Supplement dated April 7, 2017

Invesco Senior Loan Fund

The purpose of this supplement is to provide you with changes to the current Prospectus for Class A, B, C, Y, IB and IC shares of Invesco Senior Loan Fund.

The following information is added as the last sentence of the first paragraph appearing under the heading “Fees and Expenses of the Fund” in the prospectus for the Fund:

“Investors may pay commissions and/or other forms of compensation to an intermediary, such as a broker, for transactions in Class Y shares, which are not reflected in the table or the example below.”

The following information is added as the second-to-last sentence of the second paragraph to the information appearing under the heading “Fund Summary – Fees and Expenses of the Fund – Example” in the prospectus for each Fund:

“This example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y shares.”

The following information replaces in its entirety the first paragraph appearing under the heading “Purchase of Shares – General” in the prospectus for the Fund:

“This Prospectus offers three classes of Shares of the Fund, designated as Class A Shares, Class C Shares and Class Y Shares, and describes three classes of Shares, designated as Class B Shares, Class IB Shares and Class IC Shares, which are not continuously offered. Class A Shares and Class C Shares are available to all retail investors, including individuals, trusts, corporations, business and charitable organizations and retirement and benefits plans. Class Y shares are available to (i) investors who purchase through an account that is charged an asset-based fee or commission by a financial intermediary that Invesco or its affiliate has approved to sell Class Y shares, (ii) defined contribution plans, defined benefit retirement plans, endowments or foundations, (iii) banks or bank trust departments acting on their own behalf or as trustee or manager for trust accounts, or (iv) any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any registered investment funds offered to retail investors advised by the Adviser (“Invesco Funds”) or of Invesco Ltd. or any of its subsidiaries. By offering multiple classes of Shares, the Fund permits each investor to choose the class of Shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the Shares. You should discuss with your authorized dealer which Share class is most appropriate for you. As described more fully below, each class of Shares offers a distinct structure of sales charges, distribution and service fees and other features (for example, the reduced or eliminated sales charges available for purchases of Class A Shares over $100,000 of the Fund or your cumulative ownership of Participating Funds) that are designed to address a variety of needs.”

(2) Effective as of April 10, 2017, the following changes are made to the Fund’s Prospectus:

The following information replaces in its entirety the first paragraph appearing under the heading “Purchase of Shares – Class A Shares” in the prospectus for the Fund:

“Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 3.25% (or 3.36% of the net amount invested). Reductions on investments of $100,000 or more as well as other sales charge waivers and discounts are described below.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the

VK-SLO-PRO SUP-1

purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.”

The following information is added as the last paragraph appearing under the heading “Purchase of Shares –Class A Shares – Class A Shares Purchase Programs” in the prospectus for the Fund:

“Intermediary Sales Charge Waivers and Discounts.

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares converted from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through a right of reinstatement

Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

VK-SLO-PRO SUP-1

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)”

VK-SLO-PRO SUP-1